UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 23, 2021
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Tri Pointe Homes, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	1-35796	61-1763235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

940 Southwood Blvd, Suite 200
Incline Village, Nevada 89451
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (775) 413-1030
Not Applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TPH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(b) Resignation of Director. On September 23, 2021, Mr. Daniel S. Fulton notified Tri Pointe Homes, Inc. (the “Company”) of his intention to resign from the Company’s Board of Directors (the “Board”) effective as of December 31, 2021. Mr. Fulton’s resignation was not due to any disagreement with the Board or the Company’s management team or any matter related to the Company’s operations, policies or practices.
(d) Appointment of Director. On September 25, 2021, the Board increased the number of directors constituting the Board from six to seven and appointed Mr. R. Kent Grahl as a director to fill the vacancy on the Board effective as of September 27, 2021, to serve until his successor is elected and qualified, or until his earlier resignation, removal, or death. Mr. Grahl was also appointed as a member of the Audit Committee, the Compensation Committee, and the Executive Land Committee of the Board. Mr. Grahl most recently served as Vice Chairman of the Board of Directors and President of Resmark Equity Partners, LLC from 1999 to 2019. The appointment of Mr. Grahl to the Board brings the number of independent directors serving on the Board to six. Mr. Grahl will be entitled to receive the same compensation as the Company’s other non-employee directors, as described in “Director Compensation—Compensation of Non-Employee Directors” in the Company's proxy statement for its 2021 annual meeting of stockholders filed with the Securities and Exchange Commission (“SEC”) on March 12, 2021. In connection with the appointment of Mr. Grahl to the Board, the Company will enter into an Indemnification Agreement with Mr. Grahl, substantially in the form previously filed as Exhibit 10.7 to the Company’s Registration Statement on Form S-1 filed with the SEC on December 21, 2012.
A copy of the Company’s press release announcing Mr. Fulton’s intention to retire from the Board and the appointment of Mr. Grahl to the Board is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01          Financial Statements and Exhibits

(d)Exhibits
10.1          Form of Indemnification Agreement between the Company and each of its directors (incorporated by reference to Exhibit 10.7 to the Company’s Registration Statement on Form S‑1 (filed Dec. 21, 2012))
99.1          Press Release dated September 27, 2021
104           Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tri Pointe Homes, Inc.

Date: September 27, 2021	By:	/s/ David C. Lee
David C. Lee, Vice President, General Counsel and Secretary

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